EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LifeApps Brands Inc. (the "Company") on Form 10-Q, for the fiscal quarter ended March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert A. Blair, Chief Financial Officer of LifeApps Brands Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2018	By:	/s/ Robert A. Blair
Robert A. Blair
Chief Financial Officer (Principal Financial Officer)